Financial Instruments	9 Months Ended
Sep. 30, 2020
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial Instruments	FINANCIAL INSTRUMENTS
Fair values

We recognize our fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities.
Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.
Level 3: Unobservable inputs that are not corroborated by market data.

The carrying values and estimated fair values of our financial instruments at September 30, 2020 and December 31, 2019 are as follows:

		September 30, 2020		December 31, 2019
(in thousands of $)	Fair value hierarchy	Carrying value	Fair value	Carrying value	Fair value
Non-Derivatives:
Cash and cash equivalents	Level 1	76,696	76,696	222,123	222,123
Restricted cash and short-term deposits	Level 1	162,199	162,199	188,289	188,289
Current portion of long-term debt and short-term debt (1)(2)	Level 2	(1,216,985)	(1,216,985)	(1,244,599)	(1,244,599)
Long-term debt - convertible bonds (2)	Level 2	(379,698)	(309,535)	(368,134)	(355,943)
Long-term debt (2)	Level 2	(974,317)	(974,317)	(956,018)	(956,018)

Derivatives:
Oil derivative instrument(3)(4)	Level 2	6,240	6,240	45,640	45,640
Interest rate swaps asset (3)(5)	Level 2	—	—	84	84
Interest rate swaps liability (3)(5)	Level 2	(49,884)	(49,884)	(5,798)	(5,798)
Foreign exchange swaps asset (3)	Level 2	170	170	1,246	1,246
Foreign exchange swaps liability (3)	Level 2	(607)	(607)	—	—
Total return equity swap liability (3)(5)(6)	Level 2	—	—	(50,407)	(50,407)

(1) The carrying amounts of our short-term debt approximate their fair values because of the near term maturity of these instruments.
(2) Our debt obligations are recorded at amortized cost in the consolidated balance sheets. The amounts presented in the table above are gross of the deferred finance charges amounting to $29.2 million and $32.9 million at September 30, 2020 and December 31, 2019, respectively.
(3) Derivative liabilities are captured within other current liabilities and derivative assets are generally captured within other current assets and non-current assets on the balance sheet.
4) The fair value of the oil derivative instrument was determined using the estimated discounted cash flows of the additional payments due to us as a result of oil prices moving above a contractual oil price floor over the term of the LTA. Significant inputs used in the valuation of the oil derivative include management’s estimate of an appropriate discount rate and the length of time to blend the long-term and short-term oil prices obtained from quoted prices in active markets.
(5) The fair value of certain derivative instruments is the estimated amount that we would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, closing quoted market prices and our creditworthiness and that of our counterparties.
(6) The fair value of our total return equity swap is calculated using the closing prices of the underlying listed shares and units, dividends paid since inception and the interest rate charged by the counterparty. In February 2020, we purchased 1.5 million of our shares and 107,000 of Golar Partners' units underlying the total return swap, at fair consideration of $72.7 million, of which $59.3 million restricted cash was released at repurchase, with $55.5 million to settle the derivative liability fair value (see note 10) and $17.2 million relating to the fair value of the shares and units underlying the total return swap. The effect of our total return swap facilities in our consolidated statement of operations as at September 30, 2020 was a loss of $5.1 million. In February 2020, we cancelled all our treasury shares that we repurchased in the current and previous periods amounting to 3.5 million shares.

As of September 30, 2020, we were party to the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR as summarized below:

Instrument (in thousands of $)	Notional value	Maturity dates	Fixed interest rates
Interest rate swaps:
Receiving floating, pay fixed	562,500	2021 to 2029	1.69% - 2.37%

Some of our interest rate swaps have a credit arrangement that requires us to provide cash collateral when the market value of the instrument falls below a specified threshold. As at September 30, 2020, cash collateral amounting to $11.1 million has been provided (see note 10).

The credit exposure of our interest rate and equity swap agreements are represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements. It is our policy to enter into master netting agreements with the counterparties to derivative financial instrument contracts, which give us the legal right to discharge all or a portion of amounts owed to the counterparty by offsetting them against amounts that the counterparty owes to us. We have elected not to offset the fair values of derivative assets and liabilities executed with the same counterparty that are generally subject to enforceable master netting arrangements. However, if we were to offset and record the asset and liability balances of derivatives on a net basis, the amounts presented in our consolidated balance sheets as of September 30, 2020 and December 31, 2019 would be adjusted as detailed in the following table:

	September 30, 2020			December 31, 2019
(in thousands of $)	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount
Interest rate swaps asset	—	—	—	84	(52)	32
Interest rate swaps liability	(49,884)	—	(49,884)	(5,798)	52	(5,746)
Foreign exchange swap asset	170	—	170	1,246	—	1,246
Foreign exchange swap liability	(607)	—	(607)	—	—	—